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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 25, 2003


                  BUILDING MATERIALS CORPORATION OF AMERICA
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                      33-81808                  22-3276290
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)

                                1361 Alps Road
                           Wayne, New Jersey 07470
                   (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (973) 628-3000

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                            ADDITIONAL REGISTRANTS


                                                                                Address, including zip
                                                                                code and telephone
                              State or other                                    number, including area
                              jurisdiction of        Registration No./I.R.S.    code, of registrant's
Exact name of registrant as   incorporation or       Employer Identification    principal executive
specified in its charter      organization           No.                        offices
--------------------------    ----------------       -----------------------    ----------------------

Building Materials            Delaware               333-69749-01/              1361 Alps Road
Manufacturing Corporation                            22-3626208                 Wayne, NJ  07470
                                                                                (973) 628-3000

Building Materials            Delaware               333-69749-02/              300 Delaware Avenue,
Investment Corporation                               22-3626206                 Suite 303
                                                                                Wilmington, DE  19801
                                                                                (302) 427-5960



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Item 7. Financial Statements and Exhibits.

   (c)  Exhibits

Exhibit Number              Description

         99 News release issued April 25, 2003 regarding results of operations for the quarterly period ended
                            March 30, 2003.

Item 9. Regulation FD Disclosure.

     We are furnishing under this Item 9 the information furnished under Item 12 hereof in accordance with the interim guidance provided by the United States Securities and Exchange Commission ("Commission") in Release No. 33-8216.

Item 12. Results of Operations and Financial Condition.

     Incorporated by reference is a news release issued by us on April 25, 2003, regarding results of operations for the quarterly period ended March 30, 2003 attached hereto as Exhibit 99.

     This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BUILDING MATERIALS CORPORATION OF AMERICA
                                   BUILDING MATERIALS INVESTMENT CORPORATION
                                   BUILDING MATERIALS MANUFACTURING CORPORATION



Dated: April 30, 2003              By:       /s/ John F. Rebele
                                             ---------------------------
                                   Name:     John F. Rebele
                                   Title:    Senior Vice President and
                                             Chief Financial Officer


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                                EXHIBIT INDEX

Exhibit Number              Description
--------------              -----------
    99                      News release issued April 25, 2003 regarding results
                            of operations for the quarterly period ended
                            March 30, 2003.